Exhibit 10.8

ENTRADE, INC.

STOCK INCENTIVE PLAN

1. General Purpose of the Plan and Definitions.

(a) General Purpose. The purpose of this Stock Incentive Plan (the “Plan”) is to encourage and enable the officers, employees, directors, consultants and advisors of Entrade Inc., a Pennsylvania corporation (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company. The Plan is intended to comply with the conditions and requirements for employee benefit plans under Rule 16b-3, promulgated under Section 16 of the Act. Any Options issued pursuant to the Plan are intended to constitute either Incentive Stock Options or Non-Qualified Stock Options, as determined by the Committee, or the Board, if no Committee has been appointed, at the time of Award, as specified in the instrument(s) evidencing the Award.

(b) Definitions. The following terms shall be defined as set forth below:

“Act” means the Securities Exchange Act of 1934, as amended.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options and Non-Qualified Stock Options.

“Board” means the Board of Directors of the Company.

“Cause” shall have the meaning ascribed to it in any employment, consulting or similar agreement between the Company and the applicable recipient. If no such agreement exists, “Cause” shall mean the breach of Company policy, the conviction of any crime which, in the sole discretion of the Company, presents the Company in a bad light, excessive absenteeism, or the failure to adequately perform ones job function, as determined by the Board, or in the case of a Board member, by the remainder of the Board.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” shall mean the Committee appointed by the Board in accordance with this Plan, if one is appointed.

“Disability” means disability as set forth in Section 22(e)(3) of the Code.

“Effective Date” means the date on which the Plan is approved by Board of Directors of the Company.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the related rules, regulations and interpretations.

“Fair Market Value” on any given date means the last reported sale price at which Stock is traded on such date or, if no Stock is traded on such date, the most recent date on which Stock was traded. In the absence of an established market for the Stock, the Fair Market Value of a share of Stock shall be determined by the Board or the Committee, in its sole and absolute discretion.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” shall have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Act, or any successor definition adopted by the Securities and Exchange Commission; provided, however, that the Board or the Committee may, to the extent that it deems necessary to comply with Section 162(m) of the Code or regulations thereunder, require that each “Non-Employee Director” also be an “outside director” as that term is defined in regulations under Section 162(m) of the Code.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Stock” or “Shares” means the Common Stock, $.001 par value per share, of the Company, subject to adjustments pursuant to Section 3.

“Subsidiary” means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities, beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

2. Administration of Plan: Board Authority to Select Participants and Determine Awards.

(a) Administration. The Plan will be administered by the Board. The Board may, but shall not be required to, at any time appoint a Committee consisting of not less than two members of the Board to administer the Plan on behalf of the Board; provided, however, that if the Company has a class of securities required to be registered under Section 12 of the Act, all members of any Committee established pursuant to this Section 2(a) will be Non-Employee Directors. If the Board appoints a Committee pursuant to this Section 2(a), that Committee will possess all of the power and authority of, and will be authorized to take any and all actions required to be taken hereunder by, the Board, subject to such terms and conditions as the Board may prescribe.

Members of any Committee established pursuant to this Section 2(a) will serve for such period of time as the Board may determine. Members of the Board or the Committee who are eligible for Options or have been awarded Options may vote on any matters affecting the administration of the Plan or the Award of any Options pursuant to the Plan, except that no such member shall act upon the Award of an Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or Committee during which action is taken with respect to the Award of Options to himself or herself.

From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

(b) Powers of the Board. The Board shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the officers, other employees, directors, consultants and advisors of the Company and its Subsidiaries to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options or any combination of the foregoing, granted to any one or more participants;

(iii) to determine the number of shares to be covered by any Award; to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;

(iv) to accelerate the exercisability or vesting of all or any portion of any Stock Option;

(v) subject to the provisions of Section 5, to extend the period in which Stock Options may be exercised;

(vi) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

(c) Effect of the Board’s or Committee’s Decision. All decisions and interpretations of the Board shall be binding on all persons, including the Company and Plan participants.

(d) Limitation of Liability. No member of the Board or of the Committee shall be liable for any good faith determination, act or failure to act in connection with the Plan or any Award hereunder.

3. Shares Issuable under the Plan; Merger; Substitution.

(a) Shares Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan is 12,000,000 shares. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan so long as the participants to whom such Awards had been previously granted received no benefits of ownership of the underlying shares of Stock to which the Award related. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

(b) Stock Dividends, Mergers, etc. In the event of a stock dividend, stock split or similar change in capitalization affecting the Stock, the Board shall make appropriate adjustments in (i) the number and kind of shares of stock or securities on which Awards may thereafter be granted, (ii) the number and kind of shares remaining subject to outstanding Awards, and (iii) the option or purchase price in respect of such shares. In the event of any merger, consolidation, dissolution or liquidation of the Company, the Board in its sole discretion may, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number and purchase price (if any) of shares subject to such Awards as it may determine and as may be permitted by the terms of such transaction, or accelerate, amend or terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration which the Board deems equitable in the circumstances).

4. Eligibility. Participants in the Plan will be such full or part-time officers and other employees of the Company and its Subsidiaries who are responsible for or contribute to the management, growth or profitability of the Company and its Subsidiaries and who are selected from time to time by the Board, in its sole discretion. Non-Employee Directors, consultants and advisors are also eligible to participate in the Plan to the extent provided in Sections 5(c) and (d) below.

5. Stock Options. Any Stock Option granted under the Plan shall be in such form as the Board may from time to time approve. Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. Stock Options granted to employees which are not specified otherwise shall be deemed Incentive Stock Options, subject only to the satisfaction of any conditions necessary for such designation. No Incentive Stock Option shall be granted under the Plan after ten years from the date of shareholder approval of the authorized shares to which such Option shall relate.

(a) Stock Options Granted to Employees. The Board in its discretion may grant Stock Options to employees of the Company or any Subsidiary. Stock Options granted to employees pursuant to this Section shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board shall deem desirable:

(i) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Board at the time of grant but shall be, in the case of Incentive Stock Options, not less than 100% of Fair Market Value on the date of grant and, in the case of Non-Qualified Stock Options, not less than 50% of Fair Market Value on the date of grant.

(ii) Option Term. The term of each Stock Option shall be fixed by the Board, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

(iii) Exercisability; Rights of a Shareholder. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Board at or after the grant date. The Board may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(iv) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

(A) In cash, by certified or bank check or other instrument acceptable to the Board;

(B) In the form of unrestricted, freely-tradeable shares of Stock that are not then subject to restrictions under any Company plan or applicable securities laws, if permitted by the Board in its discretion, and only to the extent that such an exercise of the Option would not result in an accounting compensation charge with respect to the shares used to pay the purchase price. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

(C) If the Shares underlying the Option are then covered by an effective registration statement (there being no obligation of the Company to file or maintain the effectiveness of such registration statement), by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Board shall prescribe as a condition of such payment procedure, and such an exercise of the Option would not result in an accounting compensation charge with respect to the shares used to pay the purchase price. Payment instruments will be received subject to collection.

The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws.

(v) Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution. All Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee, except as expressly set forth herein or in any agreement evidencing an Award.

(vi) Termination by Death. If any optionee’s employment by the Company and its Subsidiaries terminates by reason of death, any Stock Option granted pursuant to this Section 5(a) may thereafter be exercised, to the extent exercisable at the date of death, by the legal representative or legatee of the optionee, for a period of 180 days (or such longer period as the Board shall specify at any time) from the date of death, or until the expiration of the stated term of the Option, if earlier.

(vii) Termination by Reason of Disability. Any Stock Option held by an optionee whose employment by the Company and its Subsidiaries has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of twelve months (or such longer period as the Board shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

The Board shall have sole authority and discretion to determine whether a participant’s employment has been terminated by reason of Disability. Except as otherwise provided by the Board at the time of grant, the death of an optionee during a period provided in this Section for the exercise of a Non-Qualified Stock Option, shall extend such period for 180 days from the date of death, subject to termination on the expiration of the stated term of the Option, if earlier.

(viii) Termination for Cause. If any optionee’s employment by the Company and its Subsidiaries has been terminated for Cause, any Stock Option held by such optionee shall immediately terminate and be of no further force and effect; provided, however, that the Board may, in its sole discretion provide that such stock option can be exercised for a period of up to 30 days from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

(ix) Other Termination. Unless otherwise determined by the Board, if an optionee’s employment by the Company and its Subsidiaries terminates for any reason other than death, Disability, or for Cause, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable on the date of termination of employment until the expiration of the stated term of the Option.

(x) Approval by Shareholders. In the event the Plan is not approved by a majority of the shareholders of the Company within twelve months of the date the Board of Directors of the Company approve and adopt the plan, the company shall not grant any Incentive Stock Options, and any options granted as Incentive Stock Options shall be deemed Non-Qualified Stock Options.

(b) Form of Settlement. Shares of Stock issued upon exercise of a Stock Option shall be free of all restrictions under the Plan, except as otherwise provided in this Plan or as required by applicable securities laws. Notwithstanding the foregoing, the share certificates may bear a restrictive legend indicating that the shares are not registered if the Shares are not, at the time of issuance, covered by an effective registration statement, and may not be sold or otherwise transferred absent such registration or an exemption therefrom.

(c) Stock Options Granted to Non-Employee Directors. The Board in its discretion may grant Non-Qualified Stock Options to Non-Employee Directors of the Company. Stock Options granted to Non-Employee Directors pursuant to this Section shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board shall deem desirable:

(i) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(c) shall be determined by the Board at the time of grant, but shall not be less than 50% of Fair Market Value on the date of grant.

(ii) Option Term. The term of each Stock Option shall be fixed by the Board.

(iii) Exercisability; Rights of a Shareholder. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Board at or after the grant date. The Board may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(iv) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

(A) In cash, by certified or bank check or other instrument acceptable to the Board;

(B) In the form of unrestricted, freely-tradeable shares of Stock that are not then subject to restrictions under any Company plan or applicable securities laws, if permitted by the Board in its discretion, and only to the extent that such an exercise of the Option would not result in an accounting compensation charge with respect to the shares used to pay the purchase price. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

(C) If the Shares underlying the Option are then covered by an effective registration statement (there being no obligation of the Company to file or maintain the effectiveness of such registration statement), by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Board shall prescribe as a condition of such payment procedure, and such an exercise of the Option would not result in an accounting compensation charge with respect to the shares used to pay the purchase price. Payment instruments will be received subject to collection.

The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws.

(v) Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution. All Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee, except as expressly set forth herein or on any agreement evidencing an Award.

(vi) Termination by Death. If any optionee’s service as a member of the board of directors to the Company or its Subsidiaries terminates by reason of death, any Stock Option granted pursuant to this Section 5(c) may thereafter be exercised, to the extent exercisable at the date of death, by the legal representative or legatee of the optionee, for a period of 180 days (or such longer period as the Board shall specify at any time) from the date of death, or until the expiration of the stated term of the Option, if earlier.

(vii) Termination by Reason of Disability. Any Stock Option held by an optionee whose service as a member of the board of directors to the Company or its Subsidiaries has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of twelve months (or such longer period as the Board shall specify at any time) from the date of such termination of service, or until the expiration of the stated term of the Option, if earlier. The Board shall have sole authority and discretion to determine whether a participant’s service has been terminated by reason of Disability.

(viii) Termination for Cause. If any optionee’s service as a member of the board of directors to the Company or its Subsidiaries has been terminated for Cause, any Stock Option held by such optionee shall immediately terminate and be of no further force and effect; provided, however, that the Board may, in its sole discretion, provide that such stock option can be exercised for a period of up to 30 days from the date of termination of service or until the expiration of the stated term of the Option, if earlier.

(ix) Other Termination. Unless otherwise determined by the Board, if an optionee’s service as a member of the board of directors to the Company or its Subsidiaries terminates for any reason other than death, Disability, or for Cause, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable on the date of termination of service, for three months (or such longer period as the Board shall specify at any time) from the date of termination of service or until the expiration of the stated term of the Option, if earlier.

(x) Form of Settlement. Shares of Stock issued upon exercise of a Stock Option shall be free of all restrictions under the Plan, except as otherwise provided in this Plan or the Stockholders’ Agreement. Notwithstanding the foregoing, the share certificates may bear a restrictive legend indicating that the shares are not registered if the Shares are not, at the time of issuance, covered by an effective registration statement.

(d) Stock Options Granted to Consultants and Advisors.

(i) Grant of Options. The Board in its discretion may grant Non-Qualified Stock Options to any individual who is rendering services as a consultant, advisor or other independent contractor to the Company.

(ii) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section shall be determined by the Board at the time of grant, but shall not be less than 50% of the Fair Market Value of the Stock on the date the Stock Option is granted.

(iii) Exercise; Termination; Non-transferability. No Option issued under this Section shall be exercisable after the expiration of ten years from the date upon which such Option is granted.

The rights of a consultant or advisor in an Option granted under this Section shall terminate three months after such consultant or advisor ceases to act as such on the behalf of the Company or the specified expiration date, if earlier; provided, however, that if the consultant or advisor ceases to serve as such on behalf of the Company for Cause, the rights shall terminate immediately on the date on which he ceases to be a consultant or advisor, except, in any case, if the Consultant’s termination is the result of becoming an employee of the Company.

No Stock Option granted under this Section shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and such Options shall be exercisable, during the optionee’s lifetime only by the optionee. Any Option granted to a consultant or advisor and outstanding on the date of his death may be exercised by the legal representative or legatee of the optionee for a period of 180 days from the date of death or until the expiration of the stated term of the option, if earlier.

Options granted under this Section 5(d) may be exercised only by written notice to the Company specifying the number of shares to be purchased. Payment of the full purchase price of the shares to be purchased may be made by one or more of the methods specified in Section 5(a)(iv). An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(iv) Limited to Consultants or Advisors. The provisions of this Section shall apply only to Options granted or to be granted pursuant to this Section to consultants or advisors, and shall not be deemed to modify, limit or otherwise apply to any other provision of this Plan or to any Option issued under Sections 5(a), (b) or (c) of this Plan. To the extent inconsistent with the provisions of any other Section of this Plan, the provisions of this Section shall govern the rights and obligations of the Company and consultants or advisors respecting Options granted or to be granted to consultants or advisors pursuant to this Section.

6. Tax Withholding. Each participant shall, no later than the date as of which the value of an Award or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Board regarding payment of any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

7. Transfer, Leave of Absence, Etc. For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Board otherwise so provides in writing.

8. Amendments and Termination. The Board may at any time amend or discontinue the Plan and may at any time amend or cancel any outstanding Award (or provide substitute awards at the same or reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan, provided, however, that no such action shall adversely affect rights under any outstanding Award without shareholder’s consent.

9. General Provisions.

(a) No Distribution Compliance with Legal Requirements. The Board may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof, and to make such other representations as may be required, in the sole judgment of the Company, to comply with applicable securities laws.

No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange requirements have been satisfied. The Board may require the placing of such stop orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

(b) Delivery of Stock Certificates. Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant’s last known address on file with the Company.

(c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary, nor do they effect or amend in any manner the terms or conditions of any employment, consulting or similar agreement between the Company (or any Subsidiary) and any recipient

(d) Notices. Any notice to be given to the Company pursuant to the provisions of the Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to a participant shall be delivered personally or addressed to him or her at the address given beneath his or her signature on the instrument evidencing his or her Award, or at such other address as such participant may hereafter designate in writing to the Company. Any such notice shall be deemed duly given on the date and at the time delivered via personal, courier or recognized overnight delivery service or, if sent via telecopier, on the date and at the time telecopied with confirmation of delivery or, if mailed, on the date five (5) days after the date of the mailing (which shall be by regular, registered or certified mail). Delivery of a notice by telecopy (with confirmation) shall be permitted and shall be considered delivery of a notice notwithstanding that it is not an original that is received.

(e) Effective Date of Plan. The Plan shall be effective as of the date on which the Plan was adopted by the Board (October 4, 2007).

(f) Availability of Plan. A copy of this Plan shall be delivered to the Secretary of the Company and shall be shown by him or her to any eligible person making reasonable inquiry concerning it.

(g) Invalid Provisions. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provision contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

(h) Governing Law. This Plan shall be governed by Illinois law except to the extent such law is preempted by federal law.

Date Approved by the Board: October 4, 2007.